SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    June 3, 2002


                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


         Nevada                    000-28155                    88-0367024
    -----------------        ------------------------     ----------------------
(State or other jurisdiction  Commission File Number          (IRS Employer
    of incorporation)                                        Identification No.)


   100 Volvo Parkway, Suite 200, Chesapeake, Virginia               23320
   --------------------------------------------------             ---------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

ITEM 3.  Bankruptcy or Receivership


On June 3, 2002, Natural Solutions Corporation (the "Company") filed a voluntary petition for liquidation under Chapter 7 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada, Reno Division. The case was assigned to Judge Gregg W. Zive, case number 02-51858. James S. Proctor was appointed on June 3, 2002 as the Trustee to oversee the administration, liquidation and dissolution of the Company.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  Natural Solutions Corporation (Registrant)



Date: June 18, 2002               By: /s/Louis A. Isakoff
                                      ---------------------------------------
                                      Louis A. Isakoff, Secretary